--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                COBANCORP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 COBANCORP INC.
                               124 MIDDLE AVENUE
                            ELYRIA, OHIO 44035-5631
                             PHONE:  (216) 329-8000
                              OR:  (800) 522-3034

TO OUR SHAREHOLDERS:

   On behalf of the Board of Directors and management, we cordially invite you to attend the Annual Meeting of Shareholders of CoBancorp Inc. (the "Corporation") to be held at the Lorain County Community College, Classroom/Conferencing Facility, 1005 North Abbe Road, Elyria, Ohio, on Wednesday, April 19, 1995 at 11:00 a.m.

   The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon.

   In addition to the specific matters to be acted upon, there will be a report on the operations of the Corporation and its wholly-owned subsidiary, PREMIERBank & Trust. Directors and officers of the Corporation will be present to respond to questions that shareholders may have.

   It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to mark, sign, date and promptly return the enclosed proxy in the envelope provided.

Very truly yours,



Robert T. Bowman                                         John S. Kreighbaum
Chairman                                                 President and
                                                         Chief Executive Officer

Elyria, Ohio
March 29, 1995

   11. To ratify the appointment of the firm of Ernst & Young LLP to serve as independent auditors for the Corporation for the year 1995.

   12. To act upon such other matters as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

   Shareholders of record at the close of business on March 17, 1995, are the only shareholders entitled to notice of and to vote at the Annual Meeting.

   IMPORTANT: WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ARE PRESENT AT THE ANNUAL MEETING.

                                              COBANCORP INC.
                                              By order of the Board of Directors

                                              By:



                                              Lois E. Gunning
                                              Corporate Secretary
Elyria, Ohio
March 29, 1995

                                 COBANCORP INC.
                               124 MIDDLE AVENUE
                            ELYRIA, OHIO 44035-5631

                                PROXY STATEMENT

                    INFORMATION CONCERNING THE SOLICITATION

   This proxy statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders' Meeting (the "Annual Meeting") of CoBancorp Inc. to be held on April 19, 1995, and any adjournments thereof. CoBancorp Inc. (hereinafter called the "Corporation") is a one-bank holding company owning all of the stock of PREMIERBank & Trust (hereinafter called the "Bank").

   The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Corporation. Whether or not you are able to attend in person, it is important that your stock be represented at the Annual Meeting. To make sure your shares are represented at the Annual Meeting, please vote on each matter specified on the enclosed proxy card and return it dated and signed in the enclosed prepaid envelope. The presence of a majority of the outstanding shares of the Corporation's Common Stock in person or by proxy is necessary to constitute a quorum of shareholders for all matters to be considered at the Annual Meeting, other than the election of Directors. The Corporation's Code of Regulations provides that shareholders present at a meeting for election of directors constitute a quorum.

   The cost of preparing, assembling and mailing the proxy material will be borne by the Corporation. The Corporation does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Corporation, or its subsidiary, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are being mailed to shareholders on or before March 29, 1995.

   Unless revoked, the shares represented by proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by (i) filing written notice thereof with the Secretary of the Corporation at the address above; (ii) submitting a duly executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person. However, your mere presence at the Annual Meeting will not operate to revoke your proxy.

   The enclosed proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained therein. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, EACH PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 AND 11 AS SET FORTH HEREIN.

   For the election of directors, a plurality of the votes cast shall be sufficient to elect directors. For approval of the amendments to the Articles of Incorporation, the affirmative vote of two-thirds of the issued and outstanding shares is necessary. For approval of the amendments to the Code of Regulations, the affirmative vote of a majority of the issued and outstanding shares is necessary. For the ratification of directors and external auditors, the affirmative vote of a majority of the shares represented and voting at the meeting is required. Broker non-votes have no effect on the vote for the election of directors.

   For all proposals other than the election of directors, proxies marked as abstaining will be treated as present at the Annual Meeting, but will not be counted as voting in favor of such proposals. Accordingly, abstentions as to these proposals will have the same effect as votes against adoption of these proposals. Proxies returned by brokers as "non-votes" on behalf of shares held in street name will also have the same effect as votes against the proposals other than the election of directors.

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

   Shareholder proposals must be received at the Corporation's Main Office, 124 Middle Avenue, Elyria, Ohio 44035-5631, on or before November 30, 1995, to be eligible for presentation at the 1996 Annual Meeting of Shareholders.

                         OUTSTANDING VOTING SECURITIES

   Only shareholders of record at the close of business on March 17, 1995, are entitled to vote at the Annual Meeting. On that day there were issued and outstanding 3,332,316 shares of common stock. Each share of common stock is entitled to one vote except that votes may be cumulated for the election of directors. However, in order to vote cumulatively at the Annual Meeting, a shareholder must give written notice to the Corporate Secretary, Lois E. Gunning, at least forty-eight (48) hours prior to the Annual Meeting. Failure to provide such notice will result in a shareholder being unable to cumulate his votes. In the event that there are not sufficient votes for a quorum or to approve any proposal at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

   The Bank will not vote shares of CoBancorp Inc. stock held by it in any fiduciary capacity unless so directed by the principal involved.

                              BENEFICIAL OWNERSHIP

   Persons and groups owning in excess of 5 percent of the Corporation's stock are required to file certain reports regarding such ownership with the Corporation and the Securities and Exchange Commission (the "SEC"). A person who has or shares voting or investment power, or who has the right to acquire ownership at any time within 60 days, is considered the beneficial owner of the Corporation's stock.

   Listed in the following table are those, as of January 31, 1995, who are known to the Corporation to be the beneficial owners of more than five percent
(5%) of the Corporation's outstanding common stock, no par value per share, and the number of shares owned by directors and executive officers as a group. The stock ownership of each director is set forth under the caption "Election of Directors."

   Name and Address of                             Amount and Nature of
   Beneficial Owner                                Beneficial Ownership                      Percent of Class
--------------------------------------------------------------------------------------------------------------------------
       Robert T. Bowman, Thomas P.
       Haywood or Robert S. Cook
       as Trustees
       CoBancorp Inc. Employee
       Stock Ownership Plan (ESOP)
       124 Middle Avenue
       Elyria, Ohio  44035                            259,897 shares                         7.80%

       All directors and executive
       officers as a group
       (20 people)                                    285,695 shares (1)                     8.57%

   (1)  Includes allocated vested shares held in Employee Stock Ownership Plan
(ESOP) and 71,179 under option which are exercisable within 60 days.

                             ELECTION OF DIRECTORS

                  PROPOSALS 1, 2 AND 3:  ELECTION OF DIRECTORS

   The four (4) directors of CoBancorp Inc. in Class II will be reelected at the Annual Meeting, each for a term which will expire at the Annual Meeting in 1998. Each director elected will continue in office until a successor has been elected. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and for a substitute nominee recommended by the Board of Directors.

   In addition, shareholders are asked to ratify the election of directors in Class I (terms expiring at the 1997 Annual Meeting) and Class III (terms expiring at the 1996 Annual Meeting). The Corporation is requesting shareholder ratification of the election of directors in Classes I and III in order to confirm shareholder exercise of the right to vote shares cumulatively for the election of directors. Because no shareholder has held a sufficiently large ownership position that would have ensured the election of a director through the exercise of the shareholder's cumulative voting rights, the Corporation does not believe that any shareholder's request to cumulate his voting power would have had any effect on the outcome of elections of directors in 1993 and 1994. Furthermore, any shareholder's exercise of cumulative voting is based on compliance with certain procedural requirements including the shareholder's notice in writing to the President, a Vice President or the Secretary of the Corporation, not less than 48 hours before the time fixed for holding a meeting of shareholders for the purpose of electing directors, that he desires that the voting at such election shall be cumulative. Notwithstanding the Board's belief that the exercise of cumulative voting rights would not have affected the outcome of elections of directors in 1993 and 1994, the Corporation is seeking ratification of the elections in order to ensure the satisfaction of all corporate formalities.

   The names of the nominees for directors of the Corporation and the continuing directors are listed in the following table.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                                                            Shares              Percentage of
                                                            of Stock            Common
Name and Principal                         CoBancorp Inc.   Beneficially        Stock
Occupation for the                         Director         Owned as of         (no par value)
Past Five Years (1)               Age      Since            January 31, 1995    Outstanding
---------------------------------------------------------------------------------------------------------------------
CLASS II
Nominees for Terms Ending in 1998

Garis F. Distelhorst              53       1988            5,053
President                                                  1,898 (6)
NACSCORP, Inc.                                               402 (8)                 (9)
 (Higher education book
and software distributor)


John S. Kreighbaum                48       1991             38,249 (2)(5)
President and                                               37,381 (4)
Chief Executive Officer                                         34 (8)                    2.5%
CoBancorp Inc. and
PREMIERBank & Trust

Richard J. Stewart                66       1989             11,779
Chairman                                                     1,269 (4)                     (9)
Stewart Appliances, Inc.


Richard A. Van Auken              60       1991              8,196 (3)                     (9)
President and
Chief Executive Officer
Jennings and Churella Construction Company


                                                            Shares                      Percentage of
                                                            of Stock                    Common
Name and Principal                         CoBancorp Inc.   Beneficially                Stock
Occupation for the                         Director         Owned as of                 (no par value)
Past Five Years (1)               Age      Since            January 31, 1995            Outstanding
------------------------------------------------------------------------------------------------------------------
CLASS I
Continuing Directors Whose Terms End in 1997

Theodore S. Altfeld               51       1988              8,165
Vice President                                               4,865 (4)                     (9)
EBM Group Corp.
(industrial supplies, steel
service center and scrap
recycling)

Robert S. Cook                    60       1984             47,705                       1.43%
Executive Vice President
R. W. Beckett Corporation
(manufacturer of oil burners)


Michael B. Duffin                 46       1984             3,413
President and Treasurer                                       774 (4)
Duffin Manufacturing Company                                  416 (3)                         (9)
(manufacturer of screw machine
products)
                                                           Shares                       Percentage of
                                                           of Stock                     Common
Name and Principal                        CoBancorp Inc.   Beneficially                 Stock
Occupation for the                        Director         Owned as of                  (no par value)
Past Five Years (1)               Age     Since            February 28, 1994            Outstanding
-----------------------------------------------------------------------------------------------------------------
CLASS III
Continuing Directors Whose Terms End in 1996

Robert T. Bowman                  69       1984            23,917 (2)
Chairman                                                    8,077 (3)
CoBancorp Inc. and                                         20,044 (4)                       1.56%
PREMIERBank & Trust

Maureen M. Cromling               46       1992               970                             (9)
President and
Chief Executive Officer
Ross Environmental Services, Inc.

Thomas E. Haywood                 45       1993               347
President and                                                 113 (6)                         (9)
Chief Executive Officer
Brandau Jewelers, Inc.

Larry D. Jones                    45       1993               364
President and                                                 178 (7)                         (9)
Chief Executive Officer
Erie Shores Computer, Inc.



A. E. Szambecki                   47       1992          733
President and                                          1,499 (7)
Chief Executive Officer                                1,062 (6)           (9)
Hallrich, Inc.
(Pizza Hut restaurants)

(1) Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years. Mr. Kreighbaum joined CoBancorp Inc., and its subsidiary, PREMIERBank & Trust, as President in January 1991. Mr. Kreighbaum most recently was the President and Chief Executive Officer of The Delaware County Bank, Delaware, Ohio from 1986 through 1990. Mr. Bowman was President and Chief Executive Officer of CoBancorp Inc. and PREMIERBank & Trust until he became Chairman in 1991.
(2)   Includes shares owned directly and options which are exercisable.
(3)   Beneficially owned and held in Trust.
(4)   Owned by spouse.
(5)   Includes allocated vested shares held in Employee Stock Ownership Plan
      (ESOP).
(6)   Held as custodian for minor child(ren).
(7)   Joint tenant with spouse.
(8)   Owned by child(ren).
(9)   Less than 1%.


                                DIRECTORS' FEES

   During 1994, no salaries or fees were paid by CoBancorp Inc. to its directors or executive officers. All of the directors and executive officers of the Corporation are also directors and officers of the Bank. Directors of the Bank received $400 for each board meeting attended. Non-officer directors of the Bank received $200 for each committee meeting attended.


          COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

   The Board of Directors, which is responsible for the overall affairs of the Corporation, conducts its business through meetings of the Board. The Corporation's Board of Directors met ten times during fiscal year 1994. The Corporation has no committees.

   The Board of Directors of the Bank met twelve times for regularly scheduled meetings. The Board of Directors of the Bank has a Loan Committee, an Audit Committee, a Salary and Benefits Committee, a Nominating Committee, a Facilities Committee, a Community Reinvestment Act Committee and a Trust Committee.

   The Loan Committee met twelve times during the last fiscal year to consider credit commitments and review the quality of the loan portfolio. Members of the Loan Committee were Theodore S. Altfeld, Robert T. Bowman, Robert S. Cook, Michael B. Duffin, John S. Kreighbaum and Richard A. Van Auken. Alternate committee members were Garis F. Distelhorst, Richard J. Stewart and A. E. Szambecki.

   The Audit Committee met three times during the last fiscal year with the Bank's and Corporation's independent accountants, Ernst & Young LLP, to review the previous fiscal year, scope of the audit and any additional items of importance such as internal accounting procedures and controls. Members of the Audit Committee were Theodore S. Altfeld, Michael B. Duffin and Larry D. Jones.

   The Salary and Benefits Committee met three times during the last fiscal year. This committee recommends the basic wage and salary administration of the Bank and reviews compensation arrangements and benefits for all officers of the Bank. Committee members were Robert S. Cook, Garis F. Distelhorst,
Michael B. Duffin and Richard A. Van Auken.

   The Nominating Committee met twice during the last fiscal year to identify potential candidates for election to the Board of Directors. Nominating Committee members were Robert T. Bowman, Maureen M. Cromling, Garis F. Distelhorst, John S. Kreighbaum and A. E. Szambecki.

   The Facilities Committee met three times in 1994. This committee is responsible for long-range planning for the development of the physical properties of the Corporation. Members of this committee were Robert T. Bowman, Maureen M. Cromling, Garis F. Distelhorst, John S. Kreighbaum and A.
E. Szambecki.

   The CRA Committee met nine times during 1994. This committee monitors and coordinates the Bank's efforts to determine the community's banking needs, develop products and services which meet those identified needs, market products and services developed and ensure all individuals and segments of the community are served in a non-discriminatory manner. Members of the committee were Theodore S. Altfeld, Robert T. Bowman, Thomas E. Haywood, Larry D. Jones and John S. Kreighbaum.

   The Trust Committee met twelve times during 1994. This committee provides guidance in such matters as trust investment practices and appropriate fee structure. Members of the Trust Committee are Robert T. Bowman, Thomas E. Haywood and Richard J. Stewart.


                       COMPENSATION OF EXECUTIVE OFFICERS

   The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, certain Bank Executive Officers during each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                         Long-Term
                                                                                       Compensation      All Other
                                                           Annual Compensation             Awards      Compensation
                                                       ---------------------------     -------------   ------------
                                                                                        Securities
             Name and Principal                                                         Underlying
                  Position                Year          Salary ($)       Bonus ($)       Options(#)        ($)
         --------------------------       ----          ----------       ---------       ---------     -------------
             John S. Kreighbaum           1994           182,016          48,500                 0          16,173(1)(4)
                President and Chief       1993           175,000          75,000                 0          18,638(1)(2)
                Executive Officer         1992           160,000          35,000            36,977(3)        9,399(1)

             Timothy W. Esson             1994           106,008          34,506            11,133           6,215(1)
                Executive Vice            1993            90,000          25,000                 0           5,649(1)
                President                 1992            76,008          15,000            13,866(3)        5,136(1)

             Robert J. Scott (5)          1994            95,004          16,000             6,471           3,718(1)
                Senior Vice President     1993            68,538          10,000                 0           1,902(1)
                Director of Investment
                Management and Trust
                Services


(1)     As a result of the pension restatement, the Bank established an Executive Supplemental Income Plan (the "ESI" ) in 1985.
        All officers of the Bank are covered by the ESI.  The ESI was established to bring officer retirement to a more realistic level of compensation.  The cost is offset by proceeds from a life insurance contract of which the Bank is beneficiary.
(2)     Includes director's fees and split-dollar insurance.
(3)     Adjusted for a four-for-three stock split in 1994 and 1993, and a four percent stock dividend in 1992.
(4)     Includes director's fees.
(5)     Mr. Scott joined CoBancorp Inc., and its subsidiary, PREMIERBank and Trust in March 1993.



                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         Potential Realizable
                                                                                           Value at Assumed
                                                                                         Annual Rates of Stock
                                                                                          Price Appreciation
                                                                                                 for
                                                                                             Option Term
                                   Individual Grants                                        (10 years) (1)
--------------------------------------------------------------------------------------   ---------------------------------
                                Number
                                  of        % of Total
                              Securities      Options
                              Underlying    Granted to
                               Options/      Employees     Exercise or
                               Granted       In Fiscal     Base Price     Expiration
         Name                    (#)           Year         ($/Share)        Date        5%  ($)     10% ($)
--------------------------------------------------------------------------------------------------------------------------
         Timothy W. Esson       11,133          24%           22.75       11/15/2004    $159,283   $403,655

         Robert J. Scott         6,471          14%           22.75       11/15/2004    $ 92,583   $234,623


The total number of shares granted to all officers as a group in 1994 was 46,017 shares.

(1) The dollar gains under these columns result from calculation assuming 5% and 10% growth rates as set by the SEC and are not intended to forecast future price appreciation of common stock of the Corporation. The gains reflect a future value based upon growth at these prescribed rates. The Corporation did not use an alternative formula for a grant date valuation, an approach which would state gains at present, and therefore lower value. The Corporation is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. It is important to note that options have value to the listed executive and to all option recipients only if the stock price advances beyond the grant date price shown in the table during the effective option period.



  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                                              Number of Unexercised
                                                                Options Securities
                                                               Underlying at Fiscal
                                                                    Year-End
                                                                      (#)              Value of Unexercised
                                      Shares Acquired on         Exercisable (E)/      In-the-Money Options
                   Name                  Exercise (#)           Unexercisable (U)      at Fiscal Year-End ($)
-------------------------------------------------------------------------------------------------------------------------
         John S. Kreighbaum                    0                    36,977(E) (1)          $436,329(2)

         Timothy W. Esson                      0                    13,866(E) (1)          $163,619(2)
                                                                    11,133(U)              $ 13,916(3)

         Robert J. Scott                       0                     6,471(U) (1)          $  8,089(3)


  (1)   Adjusted   for a four-for-three stock split in 1994 and 1993, and a four percent stock dividend in 1992.
  (2)   Values are calculated by subtracting the exercise price from the fair market value of the stock as of year-end.  The difference between the fair market value and the exercise price is $11.80.
  (3)   Value is calculated by subtracting the exercise price from the fair market value of the stock as of year-end.  The difference between the fair market value and the exercise price is $1.25.


         SALARY AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Bank's compensation package for certain executive officers consists of base salary, and, if applicable, awards under the CoBancorp Inc. Long-Term Incentive Plan and discretionary performance bonuses. Amounts of the three aforementioned types of compensation are determined by the Salary and Benefits Committee of the Board of Directors. The Committee is composed entirely of nonemployee directors who are "disinterested persons" under SEC regulations and who have no "interlocking" relationship with the Corporation. The Committee is of the belief that a strong link should exist between executive compensation and the value delivered to shareholders. This link should be seen as enhanced shareholder value and return as represented by positive return on assets (ROA) and return on equity (ROE) trends. Additionally, it is the Committee's belief that base salary should be carefully balanced with long- and short-range financial and nonfinancial objectives.

   Base Salary: Base salary levels are established by the Committee to be competitive in the market in order to attract and retain qualified executives.

   Long-Term Incentive Plan: The purpose of the Long-Term Incentive Plan is to enable the Corporation to attract and retain officers and key employees of the Corporation and any subsidiary and to provide such persons incentives and rewards for performance. The Plan is designed to encourage such persons to become owners of common stock of the Corporation to increase their interest in the Corporation's long-term success, to provide incentive equity opportunities that are competitive with other similarly situated corporations and to stimulate employees by recognizing their achievements. The Plan provides for grants of Incentive Stock Options, Nonqualified Stock Options, Performance Awards and Restricted Stock to selected employees.

   Management Incentive Compensation Plan: The Management Incentive Compensation Plan was adopted by the Board of Directors of the Corporation, effective January 1, 1994, and was designed to promote shareholder interests through the maximization of profitability of the Bank, consistent with the Bank's policies. Bank performance is measured in terms of return on assets
(ROA). The Management Incentive Compensation Plan provides cash incentives for those members of management who most directly affect the success and profitability of the Bank and who cause the Bank to attain and sustain high levels of performance based on safe and sound operating strategies.

   Salary Reduction Deferred Compensation Agreement: During 1994, the Bank entered into a Salary Reduction Deferred Compensation Agreement with Chief Executive Officer John S. Kreighbaum to provide for supplemental retirement benefits, disability benefits and pre-retirement death benefits. The Agreement may be funded with compensation otherwise receivable by, but deferred by, Mr. Kreighbaum.

   Additionally, the compensation paid to the Chief Executive Officer (Mr. John
S. Kreighbaum) includes the compensation package components described above and is formalized in an employment agreement which is more fully disclosed in another section of this proxy statement. In reviewing Mr. Kreighbaum's performance as President and Chief Executive Officer, the Salary and Benefits Committee favorably considered Mr. Kreighbaum's performance relative to the following factors (without, however, assigning any specific weights to such factors): profitability, shareholder value, loan quality and performance, branch structure, human resources, operating policies, systems and procedures, strategic planning and Mr. Kreighbaum's community involvement and interaction. The Committee seeks to establish compensation for Mr. Kreighbaum at a level commensurate with the Bank's corporate performance, peer group competitors and the individual officer's performance.

   The following graphs highlight key shareholder value and performance indicators over the past six years and were utilized, among other indicators, by the Committee to determine executive compensation. Specific financial performance measurements are referenced in the Corporation's 1994 Annual Report to Shareholders.

   The following graph illustrates the changes in the year-end bid price of the Corporation's common stock since December 31, 1989.

                                        1989         1990         1991         1992          1993         1994
                                        ----         ----         ----         ----          ----         ----
          Year-End Bid Price           $9.13        $8.93       $12.04       $14.48        $22.13       $24.00

All amounts have been adjusted to reflect a four-for-three stock split in 1994 and 1993, a four percent stock dividend in 1992 and a three percent stock dividend in 1991.


   The following graph shows the net income of the Corporation since 1989.

                                 1989          1990          1991           1992          1993           1994
                                 ----          ----          ----           ----          ----           ----
          Net Income       $2,735,175    $1,832,892    $3,253,607     $4,377,796    $5,280,599     $5,685,696

Salary and Benefits Committee

Richard A. Van Auken, Chairman                                      Garis F. Distelhorst, Member
Robert S. Cook, Member                                              Michael B. Duffin, Member


                                 COBANCORP INC.
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
  COBANCORP INC., S&P 500 AND S&P BANKS COMPOSITE (WITH DIVIDENDS REINVESTED)


The following graph sets forth the cumulative total shareholder return
(assuming reinvestment of dividends) to CoBancorp Inc.'s shareholders during the five-year period ended December 31, 1994, as well as an overall stock market index (S&P 500) and CoBancorp Inc.'s peer group index (S&P Banks
Composite).

                                                 1989       1990        1991       1992        1993       1994
                                                 ----       ----        ----       ----        ----       ----
          CoBancorp Inc.                         $100        $97        $129       $162        $262       $290
          S&P 500                                $100        $97        $126       $136        $150       $152
          S&P Banks Composite                    $100        $71        $116       $153        $168       $160


The stock performance graph assumes $100 was invested on January 1, 1990.

                              CONSULTING AGREEMENT

     Effective February 1, 1992, Mr. Bowman and the Bank and the Corporation entered into a Consulting Agreement (the "Consulting Agreement"), which provides that he shall receive a consulting fee of $75,000 annually. Effective February 1, 1995, the Bank and the Corporation extended this consulting agreement until March 2, 1996. Termination of the Consulting Agreement by the Bank or the Corporation would not prejudice Mr. Bowman's right to receive the consulting fees referred to above, unless such termination is for a "cause" as defined in the Consulting Agreement.

                             EMPLOYMENT AGREEMENTS

   CoBancorp Inc. and PREMIERBank & Trust have separate employment agreements with each of Messrs. Kreighbaum and Esson for their employment.

   On November 16, 1990, the Corporation and the Bank entered into an employment agreement with Mr. John S. Kreighbaum. The employment agreement provides for a term of five years, commencing January 1, 1991. The agreement is automatically extended (absent Board objection) for an additional year commencing on January 1, 1994. The effect of this provision is that the contract will then have a three-year term. Under the terms of his employment agreement, Mr. Kreighbaum receives a base salary of $136,000 per year, subject to annual adjustment by the Board of Directors of the Bank. Additionally, in the event that (i) Mr. Kreighbaum is involuntarily terminated within two years following a change in control of the Corporation, (ii) Mr. Kreighbaum voluntarily terminates his employment for good reason within two years after a change in control of the Corporation or (iii) Mr. Kreighbaum is terminated for any reason other than cause, Mr. Kreighbaum will receive his base salary for the remaining term of the agreement.

   On December 31, 1993, the Corporation and the Bank entered into an employment agreement with Mr. Timothy W. Esson. The employment agreement provides for a term of two years, commencing December 31, 1993. The agreement is automatically extended (absent Board objection) for an additional year commencing on December 31, 1994. The effect of this provision is that the contract will then have a two-year term. Under the terms of his employment agreement, Mr. Esson receives a base salary of $106,000 per year, subject to annual adjustment by the Board of Directors of the Bank. Additionally, in the event that (i) Mr. Esson is involuntarily terminated within two years following a change in control of the Corporation, or (ii) Mr. Esson voluntarily terminates his employment for good reason within one year after a change in control of the Corporation, Mr. Esson will received a payment equal to two years' base salary. In the event Mr. Esson is terminated for any reason other than cause, Mr. Esson will receive his base salary for the remaining term of the agreement.

                                  PENSION PLAN

   PREMIERBank & Trust's Pension Plan was restated as of February 1, 1985. The Plan is a trusteed noncontributory defined benefit pension plan covering all officers and employees who become eligible for entry in the plan upon the basis of age and one year of service. Normal retirement is at 65 years of age and the plan provides for benefit payments for life in the amount of 37.5 percent of average monthly compensation plus 12.5 percent of such compensation in excess of the maximum average monthly wage, as defined for the Social Security taxable wage base, the total of which is reduced proportionately for less than 15 years of credited service at normal retirement age.


                             DEFINED BENEFIT TABLE

   Retirement benefits under the provisions of the Bank's retirement plan are computed by a formula, the factors of which include compensation, years of service and the Social Security taxable wage base.

   Assuming the employee selects the normal form of benefit payable, the following annual benefits are payable under the formula to an employee retiring at such date in specified average compensation and years of service classification:

        Career Average                               Years of Credited Service
                                  ------------------------------------------------------------
        Compensation (1)               10              20                30              35
       ---------------------------------------------------------------------------------------
     $125,000                     39,617           59,425           59,425           59,425
      150,000                     47,950           71,925           71,925           71,925
      175,000                     56,283           84,425           84,425           84,425
      200,000                     64,617           96,925           96,925           96,925
      225,000                     72,950          109,425          109,425          109,425
      250,000                     72,950          114,845          114,845          114,845
      300,000                     75,563          114,845          114,845          114,845
      400,000                     75,563          114,845          114,845          114,845
      450,000                     75,563          114,845          114,845          114,845
      500,000                     75,563          114,845          114,845          114,845

   (1) The average annual compensation includes the participant's salary and bonus. The years of credited service for individuals listed in the Summary
   Compensation Table are four years for John S. Kreighbaum and fourteen years for Timothy W. Esson.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

   The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others.

        PROPOSAL 4:  PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION
               OF THE CORPORATION TO ELIMINATE CUMULATIVE VOTING

   The Board of Directors of the Corporation has adopted, subject to shareholder approval, certain amendments to the Articles of Corporation.

   Proposal 4 would amend the Articles to relocate Article XI of the current Articles of Incorporation regarding shareholder voting to Article IV of the Articles of Incorporation. Article IV would be further amended to eliminate cumulative voting for the election of directors.(3) In 1986, the Ohio Revised Code was revised to provide corporations with the authority to amend their Articles to eliminate the right of shareholders to vote cumulatively in the election of directors. This proposed amendment is intended to conform the Corporation's Articles with the Ohio Revised Code, which states that the elimination of cumulative voting for the election of directors should be specified in the Articles.

   Under cumulative voting, in an election of directors each share has a number of votes equal to the number of directors to be elected and each shareholder may cast all of his votes for a single candidate, or allocate them among as many candidates and in such proportions as he chooses.


                                   ARTICLE IV

   The aggregate number of common shares which the Corporation shall have the authority to issue is five million (5,000,000) shares each of no par value. Shares of the authorized and outstanding common stock shall be subject to redemption by the Corporation at the direction of a vote of a majority of the Board of Directors at a regular or special meeting.

   Each shareholder shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation. No holder of shares of any class shall have the right to vote cumulatively in the election of Directors.

   Furthermore, the Corporation, through its Board of Directors, shall have the power to purchase, hold, sell and transfer the shares of its own capital stock provided that it does not use its funds or property for the purchase of its own shares of capital stock when such use will cause any impairment of its own capital, except when otherwise permitted by law, and provided further that shares of its own capital stock belonging to it are not voted upon directly or indirectly.

   The Board of Directors believes that a waiver of cumulative voting rights will be in the best interest of the Corporation and its shareholders. Shareholder approval of the proposal confirming elimination of cumulative voting would not have any impact on the ability of any person to acquire a majority of the voting shares of the Corporation, and, thereby, control the Board of Directors. The holder or holders of a majority of shares of the Corporation's common stock voting at a shareholders' meeting will be able to elect all directors of the class then being elected. This would foreclose the possibility that the holders of a minority of the shares voting at such a meeting (acquired through a tender offer or otherwise) might elect one or more directors. Moreover, any right to vote cumulatively in the election of directors has limited practical significance when, as in the case of the Corporation, the company has a classified board of directors, that is, the terms of a similar number of directors expire each year. Cumulative voting may create an unfair advantage for an individual or group of individuals intent on gaining control of the Corporation. In the Board's opinion, majority voting provides for orderly selection of the best qualified candidates to be voted on and elected by shareholders. The existence of cumulative voting adds to the administrative cost of conducting shareholder meetings, without, in the Board's opinion, conveying a substantial benefit to shareholders.

   (3)  Ohio law requires the following disclosure:   AN EFFECT OF THE
   AMENDMENT TO THE ARTICLES WILL BE TO PERMIT A MAJORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OR REMOVAL OF DIRECTORS TO ELECT OR REMOVE EVERY DIRECTOR AND TO PRECLUDE A MINORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OR REMOVAL OF DIRECTORS FROM ELECTING OR PREVENTING THE REMOVAL OF ANY DIRECTOR.

        PROPOSAL 5:  PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION
             OF THE CORPORATION TO DELETE ARTICLE VII PERTAINING TO
               DIRECTORS' AND OFFICERS' RIGHT TO RELY ON REPORTS

   Proposal 5 would amend the Articles to delete Article VII of the Articles of Incorporation in order to eliminate obsolete provisions relating to the authority of directors and officers to rely on reports prepared by others.
This authority is provided by law and it is unnecessary to provide for it in the Articles. The Corporation is proposing this amendment, as well as certain other amendments to the Articles and the Code of Regulations of the Corporation discussed below, as part of a corporate "housecleaning" to conform the Articles and Code of Regulations to current Ohio law and corporate practice. The Board of Directors believes that it is in the best interest of the Corporation to make this change to the Articles in order to avoid confusion between current law and an obsolete provision of the Articles and to bring the Articles up to date.

      PROPOSAL 6:  PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION OF
    THE CORPORATION TO DELETE ARTICLE IX AND ADDRESS SUBSTANTIVE PROVISIONS
                                   REGARDING
INSIDER TRANSACTIONS AND INDEMNIFICATION IN NEW SECTIONS 5 AND 6 OF ARTICLE III
                                    OF THE
                      REGULATIONS TO ADDRESS THESE MATTERS

   Proposal 6 would amend the Articles of Incorporation to delete Article IX, which contains obsolete provisions regarding transactions between the Corporation and its directors and officers ("insider transactions") and indemnification. New sections 5 and 6 of Article III of the Code of Regulations are proposed to replace Article IX of the Articles of Incorporation and are consistent with current Ohio law. The Amendment of each of the Corporation's Articles of Incorporation and Code of Regulations is being submitted to shareholders for approval as one proposal because amendment of either such charter document without amendment of the other would be ineffective in fulfilling the Board's goal of providing up-to-date corporate law treatment of these matters. Although the Corporation's Code of Regulations provides that they may be amended by a majority of the voting power, the Corporation's Articles of Incorporation may be amended only by the affirmative vote of two-thirds (66-2/3%) of the voting power. Accordingly, approval of this Amendment requires the affirmative vote of two-thirds (66-2/3%) of the Corporation's issued and outstanding shares.

   New Sections 5 and 6 of Article III of the Code of Regulations (redesignated as Article II of the Regulations if Proposal 7 passes) are proposed in order to address insider transactions and director and officer indemnification in a manner consistent with Ohio law. The Board of Directors believes that it is in the best interest of the Corporation to add these new sections in order to conform the Regulations to current Ohio law.

   New Sections 5 and 6 of Article III of the Code of Regulations would read as follows:

               Section 5. TRANSACTIONS BETWEEN THE CORPORATION AND ITS DIRECTORS AND OFFICERS. No contract, action, or transaction shall be void or voidable with respect to the corporation for the reason that it is between or affects the corporation and one or more of its directors or officers, or between or affects the corporation and any other person in which one or more of its directors or officers are directors, trustees, or officers, or have financial or personal interest, or for the reason that one or more interested directors or a committee of the directors that authorizes such contract, action or transaction, if in any such case any of the following apply:

                      (a) The material facts as to his or their relationship or interest and as to the contract, action or transaction are disclosed or are known to the directors or committee and the directors or committee, in good faith reasonably justified by such facts, authorizes the contract, action, or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum of the directors or the committee;

                      (b) The material facts as to his or their relationship or interest and as to the contract, action, or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract, action, or transaction is specifically approved at a meeting of the shareholders held for such purpose by the affirmative vote of the holders or shares entitling them to exercise a majority of the voting power of the corporation held by persons not interested in the contract, action, or transaction; or

                      (c) The contract, action, or transaction is fair as to the corporation as of the time it is authorized or approved by the directors, a committee of the directors, or the shareholders;

                             Interested directors may be counted in
                             determining the presence of a quorum at a meeting of the directors, or of a committee of the directors that authorizes the contract, action, or transaction may involve or affect a change in control of the corporation or his continuation in office as director of the corporation.

               Section 6. INDEMNIFICATION. The corporation shall indemnify its directors, officers, employees and agents to the fullest extent permitted under Ohio law.

   APPROVAL OF THE PROPOSED AMENDMENTS OF THE ARTICLES OF INCORPORATION WILL REQUIRE THE AFFIRMATIVE VOTE OF TWO-THIRDS OF THE CORPORATION'S ISSUED AND OUTSTANDING SHARES. THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENTS ARE IN THE BEST INTEREST OF THE CORPORATION AND ITS SHAREHOLDERS.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENTS OF THE CORPORATION'S ARTICLES OF INCORPORATION.

           PROPOSAL 7:  PROPOSED AMENDMENT TO THE CODE OF REGULATIONS
OF THE CORPORATION TO DELETE ARTICLE I CONCERNING LOCATION OF THE CORPORATION'S
                                    OFFICES

   The Board of Directors of the Corporation approved, subject to shareholder approval, certain amendments to the Code of Regulations of the Corporation. The proposed amendments to the Regulations are designed to conform the Regulations to current Ohio law and to eliminate superfluous or obsolete provisions.

   Proposal 7 would delete Article I of the Regulations in its entirety.
Article I of the Code of Regulations addresses office locations and is superfluous in the light of Article II of the Articles of Incorporation which states the principal office location of the Corporation. Assuming shareholder approval of Proposal 7, the remaining Articles of the Regulations would be redesignated to reflect the deletion of Article I. Thus, current Article II of the Code of Regulations would become Article I and so forth.

 PROPOSAL 8:  PROPOSED AMENDMENT TO THE CODE OF REGULATIONS OF THE CORPORATION
                                      TO
DELETE ARTICLE II, SECTION 9 PERTAINING TO THE DELIVERY OF FINANCIAL REPORTS TO
                                 SHAREHOLDERS

   Proposal 8 would delete Article II, Section 9 of the Regulations (redesignated Article I, Section 9) relating to financial reports as superfluous and obsolete. This provision requires the production at each annual meeting of shareholders of financial statements and an opinion that the financial statements are in accordance with generally accepted accounting principles. Because this same requirement is imposed by Ohio corporate law, imposing this obligation by means of the Code of Regulations adds nothing but the potential for the Corporation to have to issue two kinds of financial reports, one to comply with current Ohio law and one to comply with an outdated provision of the Code of Regulations. The Corporation provides such financial reports in the form of the annual report to shareholders mailed to each shareholder and the annual report on Form 10-K filed with the SEC and available to shareholders upon request. Therefore, Article II, Section 9 of the Regulations is superfluous and unnecessary in light of the requirements imposed upon the Corporation under the federal securities laws and Ohio corporate law.

           PROPOSAL 9:  PROPOSED AMENDMENT TO THE CODE OF REGULATIONS
    TO DELETE ARTICLE IV, SECTION 1 CONCERNING DIRECTORS' QUALIFYING SHARES

       Under Proposal 9, the Board of Directors is seeking shareholder approval to delete Article IV, Section 1 of the Regulations. In the opinion of the Board of Directors, this provision is unnecessary, as it relates to the requirement that directors of the Bank hold shares of the Corporation as directors' qualifying shares. This provision is not properly included in the Code of Regulations of the Corporation.

                 PROPOSAL 10:  PROPOSED AMENDMENT TO ARTICLE X
                         OF THE CODE OF REGULATIONS TO
               REQUIRE UNANIMOUS WRITTEN CONSENT OF SHAREHOLDERS
                        TO AMEND THE CODE OF REGULATIONS

       Article X of the Code of Regulations, authorizing shareholder action without a meeting by the written consent of the holders of two-thirds of the voting power of the Corporation. This provision would be revised to conform with Article II, Section 10 of the Regulations in order to avoid potentially conflicting provisions. Article II, Section 10 of the Regulations provides that any action which may be authorized or taken at any meeting of shareholders may be authorized or taken without a meeting in writing or writings signed by all of the holders of shares who would be entitled to notice of a meeting of the shareholders held for such purpose. As proposed to be amended, Article X would require that action be taken for the purpose of amending the Code of Regulations by the unanimous written consent of shareholders. Providing for unanimous written consent of the shareholders is consistent with general corporate practice and ensures that all shareholders will have notice of and the ability to vote upon any changes to the Code of Regulations.

       The Board of Directors believes that the approval of Proposal 10 is advantageous to the Corporation and its shareholders. The provisions of Proposal 10 requiring unanimous shareholder action by written consent would give all shareholders of the Corporation, entitled to vote on a particular matter, notice of and the opportunity to participate in the determination of any proposed action on such matter, and the chance to take action to protect their interests. In addition, the Board of Directors believes that this change requiring unanimous shareholder action by written consent in order to amend the Code of Regulations is desirable to avoid untimely action in a context that might not permit shareholders to have the full benefit of the knowledge, advice and participation of the Corporation's management and Board of Directors.

       New Article X (redesignated as Article IX if Proposal 7 passes) would read as follows:

                                   ARTICLE X

                                   AMENDMENTS
                                   ----------
       The Regulations may be amended or repealed at any meeting of shareholders called for that purpose by the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal or, without a meeting, by the unanimous written consent of the shareholders.

       APPROVAL OF THE PROPOSED AMENDMENTS TO THE CORPORATION'S CODE OF REGULATIONS WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE CORPORATION'S ISSUED AND OUTSTANDING SHARES. THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENTS ARE IN THE BEST INTEREST OF THE CORPORATION AND ITS SHAREHOLDERS.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENTS OF THE CORPORATION'S CODE OF REGULATIONS.

               PROPOSAL 11:  RATIFICATION OF INDEPENDENT AUDITORS

   The Board of Directors has reappointed Ernst & Young LLP as independent accountants to audit the financial statements of the Bank and the Corporation and to report to the Ohio Superintendent of Banks and the Boards of Directors of the Bank and the Corporation as provided by Section 1115.12 of the Ohio Revised Code. One or more members of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if desired, and will be available to respond to questions. This appointment is presented to the shareholders for ratification. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.

   RATIFICATION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT AUDITORS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND VOTING AT THE MEETING.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG AS THE CORPORATION'S INDEPENDENT AUDITORS.



                                 OTHER MATTERS

   As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

COBANCORP INC.

By:



Robert T. Bowman                     John S. Kreighbaum
Chairman                             President and Chief Executive Officer


Elyria, Ohio
March 29, 1995

                                 COBANCORP INC.
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 19, 1995
          -----------------------------------------------------------
COBANCORP INC.                  THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS.
124 MIDDLE AVENUE    PROXY      The undersigned hereby appoints Robert T.
ELYRIA, OHIO  44035             Bowman, Larry D. Jones and Maureen M. Cromling
                                as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of stock of COBANCORP INC. held of record by the undersigned on March 17, 1995, at the Annual Meeting of Shareholders to be held on April 19, 1995, or any adjournment thereof.


1.       ELECTION OF FOUR (4) CLASS II DIRECTORS:
                                  GARIS F. DISTELHORST   MICHAEL J. STEWART
                                  JOHN S. KREIGHBAUM     RICHARD A. VAN AUKEN

         [ ] FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below).

         [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

2.    RATIFICATION OF  THE ELECTION OF THREE (3) CLASS I DIRECTORS:
                                                             Theodore S. Altfeld
                                                             Robert S. Cook
                                                             Michael B. Duffin

         [ ]  FOR               [ ]  AGAINST                     [ ]  ABSTAIN

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

3.    RATIFICATION OF  THE ELECTION OF FIVE (5) CLASS III DIRECTORS:

                                                  Robert T. Bowman
                                                  Larry D. Jones
                                                  Maureen M. Cromling
                                                  A. E. Szambecki
                                                  Thomas E. Haywood

         [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN



         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

   4. To delete Article XI of the Corporation's Articles of Incorporation (the "Articles") regarding shareholder voting and to relocate the provisions of Article XI to Article IV of the Articles and to amend
         Article IV to eliminate cumulative voting for the election of directors.

         [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

   5. To delete Article VII of the Articles to eliminate obsolete provisions relating to the authority of directors and officers to rely on reports prepared by others.

         [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

   6. To delete Article IX of the Articles to eliminate obsolete provisions addressing transactions between the Corporation and its directors and officers ("insider transactions") and indemnification.

         [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

   7. To delete Article I of the Corporation's Code of Regulations (the "Regulations") relating to the office locations of the Corporation as superfluous in light of the Articles of Incorporation.

         [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

   8. To delete Article II, Section 9 of the Regulations relating to financial reports as obsolete.

         [ ]  FOR                [ ]  AGAINST              [ ]  ABSTAIN

   9. To add new Sections 5 and 6 of redesignated Article II of the Regulations, addressing insider transactions and indemnification consistent with current Ohio law.

         [ ]  FOR                [ ]  AGAINST              [ ]  ABSTAIN

   10. To delete redesignated Article III, Section 1 of the Regulations as inapplicable to directors of the Corporation.

         [ ]  FOR                [ ]  AGAINST              [ ]  ABSTAIN

   11. To revise redesignated Article IX of the Regulations, regarding shareholder action by consent of two-thirds of the shareholders, to conform to Article II, Section 10 of the Regulations, requiring unanimous written consent of shareholders.

         [ ]  FOR                [ ]  AGAINST              [ ]  ABSTAIN

   12. To ratify the appointment of the firm of Ernst & Young LLP to serve as independent auditors for the Corporation for the year 1995.

         [ ]  FOR                [ ]  AGAINST              [ ]  ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED      DATED________________1995.
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY     PLEASE MARK, SIGN, DATE AND
WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7,     RETURN THE PROXY CARD
8, 9, 10, 11, AND 12                                 PROMPTLY USING THE
                                                     ENCLOSED  ENVELOPE.
Please sign exactly as name appears.
When shares are held by joint tenants,
both should sign.  When signing as executor,
administrator, trustee or guardian, please           Signature
give full title.  If a corporation, please           __________________________
sign full corporate name by President or other
authorized officer.  If a partnership, please
sign in partnership name by authorized person.       Signature
                                                     __________________________

                                        [ ]  I (we) WILL   [ ]  I (we) WILL NOT
                                                  be attending the Annual
                                                  Meeting of Shareholders on
                                                  April 19, 1995.